SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                July 24, 2001
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                     (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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         (Exact name of registrant as specified in its charter)


 Pennsylvania                          0-27942                 23-2828883
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


2 West Lafayette Street, Norristown, Pennsylvania                  19401
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(Address of principal executive offices)                        (Zip Code)


                               (610) 251-1600
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           (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)








ITEM 5.  OTHER EVENTS

    On July 24, 2001, Commonwealth Bancorp, Inc. announced that its Chief Executive Officer and its Chief Financial Officer would present at the Keefe, Bruyette & Woods, Inc. Community Bank Investor Conference on July 25, 2001 at 2:20 p.m. For additional information, reference is made to the Press Release, dated July 24, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated July 24, 2001















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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH BANCORP, INC.




Date: July 26,  2001                 By: /s/Charles M. Johnston
                                         --------------------------
                                         Charles M. Johnston
                                         Chief Financial Officer





















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